UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
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SIEBERT FINANCIAL CORP.
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SIEBERT FINANCIAL CORP.
885 Third Avenue, Suite 1720
New York, New York 10022
(212) 644-2400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 4, 2009

Dear Shareholders:

     Notice is hereby given of the Annual Meeting of Shareholders of Siebert Financial Corp., a New York corporation, at The Harvard Club of New York City, 35 West 44th Street, New York, NY, on Thursday, June 4, 2009 at 10:00 a.m., local time. The meeting’s purpose is to:

     1. Elect six directors; and

     2. Consider any other matters that are properly presented at the Annual Meeting and any adjournment thereof.

     You may vote at the Annual Meeting if you were one of our shareholders of record at the close of business on Wednesday, April 8, 2009.

     Along with the attached Proxy Statement, we are also enclosing a copy of our Annual Report to Shareholders, which includes our financial statements.

     To assure your representation at the meeting, please vote, sign and mail the enclosed proxy as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Your proxy is being solicited by the Board of Directors. Shareholders who attend the meeting may revoke their proxy and vote their shares in person.

     PLEASE VOTE—YOUR VOTE IS IMPORTANT

Daniel Iesu
Secretary

New York, New York
April 27, 2009

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:

This Notice and Proxy Statement, our Proxy Card and our Annual Report also are available at www.proxyvote.com by entering the control number found on the enclosed Proxy Card

SIEBERT FINANCIAL CORP.
885 Third Avenue, Suite 1720
New York, New York 10022
(212) 644-2400

PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JUNE 4, 2009

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting:	June 4, 2009	The Harvard Club of New York City
	10:00 a.m., local time	35 West 44th Street
New York, New York

Record Date:

Close of business on Wednesday, April 8, 2009. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. On the record date, we had 22,203,973 shares of our common stock outstanding and entitled to vote. Of those shares, 19,878,700 Shares were beneficially owned or controlled by Muriel F. Siebert, our Chairwoman, President and Chief Executive Officer, and one of our directors.

Quorum:

The holders of a majority of the outstanding shares of our common stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Agenda:	1. Elect six directors. 2. Any other proper business. However, we currently are not aware of any other matters that will come before the meeting.

Vote Required:

The six nominees for director who receive the most votes will be elected. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee.

Broker Non-votes:

If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the Financial Industry Regulatory Authority may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the New York Stock Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within ten days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes count for quorum purposes, but we do not count broker non-votes as votes for or against any proposal.

Proxies:

Please vote; your vote is important. Prompt return of your proxy will help avoid the costs of re-solicitation. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies “FOR” each of the Board of Directors’ nominees for director.

If any nominee cannot or will not serve as a director, your proxy will vote in accordance with his or her best judgment. At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the shareholders for action at the meeting, your proxy will vote in accordance with his or her best judgment.

Proxies Solicited By:	The Board of Directors.

Revoking Your Proxy:

You may revoke your proxy before it is voted at the meeting. Proxies may be revoked if you:

1.     deliver a signed, written revocation letter, dated later than the proxy, to Daniel Iesu, Secretary, Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022;

2.     deliver a signed proxy, dated later than the first proxy, to Mr. Iesu at the address above; or

3.     attend the Annual Meeting and vote in person or by proxy. Attending the meeting without doing more will not revoke your proxy.

Cost of Solicitation:

We will pay all costs of soliciting these proxies, estimated at $3,500 in the aggregate. Although we are mailing these proxy materials, our directors, officers and employees may also solicit proxies by telephone, facsimile, mail or personal contact. These persons will receive no compensation for their services, but we may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of our shares of common stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses. Broadridge Financial Solutions, Inc. is assisting us in the solicitation of proxies for the meeting for no fee.

Your Comments:

Your comments about any aspects of our business are welcome. Although we may not respond on an individual basis, your comments help us to measure your satisfaction, and we may benefit from your suggestions.

PROPOSAL 1

ELECTION OF DIRECTORS

Generally:

Our Board of Directors nominated six directors for election at the annual meeting. All the nominees for election as director are currently serving as our directors. All the nominees have consented to be named and have indicated their intent to serve if elected. If elected, each director will hold office until the next annual meeting or until the director’s successor has been duly elected. All our directors, other than Ms. Siebert, are “independent” within the meaning of Rule 4200(a)(15) of The Nasdaq Stock Market.

Nominees:	MURIEL F. SIEBERT Age 76

Muriel Siebert has been Chairwoman, Chief Executive Officer, President and a director of Muriel Siebert & Co., Inc. since 1967 and of Siebert Financial Corp. since November 8, 1996. On December 28, 1967, Ms. Siebert became the first woman member of the New York Stock Exchange. Ms. Siebert served as Superintendent of Banks of the State of New York from 1977 to 1982. She is a director of the New York State Business Council, and the Greater New York Council of the Boy Scouts of America. In March 2009, Ms. Siebert was inducted into the U.S. Business Hall of Fame. Ms. Siebert previously served on the executive committee of the Economic Club of New York and formerly served on the New York State Commission on Judicial Nomination, which is involved in the selection of Associate Judges for the Court of Appeals.

PATRICIA L. FRANCY Age 63

Patricia Francy served as Treasurer and Controller of Columbia University from 1989 until 2003. Ms. Francy retired as Special Advisor for Alumni Relations at Columbia University on December 31, 2005. She had served in such position since January 1, 2004. Ms. Francy had been affiliated with Columbia University since 1968, and has served as a Director of Finance and Director of Budget Operations. Ms. Francy is also a director of Old Westbury Funds, Inc., director of the Matheson Foundation, the Siebert Foundation and the Children’s

Tumor Foundation. She also serves on the Boards of Outward Bound Professional Custom Programs, the Metropolitan New York Library Council and Respect for Law Alliance. She is likewise governor of the Columbia University Club of New York and member of the Economic Club of New York. Ms. Francy became a director on March 11, 1997.

LEONARD M. LEIMAN Age 77

Leonard Leiman is of counsel to the law firm of Fulbright & Jaworski L.L.P., New York, New York. Prior to becoming of counsel in 2002, Mr. Leiman was a partner in Fulbright & Jaworski L.L.P. for more than the preceding five years. Fulbright & Jaworski L.L.P. provides legal services to us. Mr. Leiman became a director on May 2, 2002.

JANE H. MACON Age 62

Jane Macon has been a partner with the law firm of Fulbright & Jaworski L.L.P., San Antonio, Texas for more than the preceding five years. Fulbright & Jaworski L.L.P. provides legal services to us. Ms. Macon became a director on November 8, 1996.

ROBERT P. MAZZARELLA Age 62

Robert Mazzarella is the Chairman and Chief Executive Officer of Pyxis Mobile in Waltham, Massachusetts. Mr. Mazzarella retired from Fidelity Investments Brokerage Services LLC in January 2002, at which time he served as its president. Mr. Mazzarella also serves as a director and as member of the audit and compensation committees of Placemark Investments, a registered investor adviser in Wellesley, Massachusetts, M&O, a financial services recordkeeping firm. He likewise serves as a Board Member of NASDAQ OMX BX and as the Chairman of the Boston Options Exchange Regulatory Board. Mr. Mazzarella also acts as a consultant to a number of major financial services firms and venture capital firms. Mr. Mazzarella became a director on March 1, 2004.

NANCY PETERSON HEARN Age 75	Nancy Peterson Hearn has been the President, Chairwoman and Chief Executive Officer of Peterson Tool Company, Inc. for more than the preceding five years. Ms. Hearn became a director on June 4, 2001.

Vote Required:

The six nominees for director who receive the most votes will be elected. The enclosed proxy allows you to vote for the election of all the nominees listed, to withhold authority to vote for one or more of the nominees or to withhold authority to vote for all the nominees. If you withhold authority to vote for any nominee on your proxy card, your vote will not count either for or against the nominee.

The persons named in the enclosed proxy intend to vote “FOR” the election of all the nominees. Each of the nominees currently serves as a director and has consented to be nominated. We do not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise, your proxy will vote in accordance with his or her best judgment.

THE BOARD DEEMS THIS PROPOSAL TO BE IN THE BEST INTEREST OF SIEBERT FINANCIAL CORP. AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Board Meetings:	The Board of Directors held eleven meetings during 2008. Each incumbent director attended at least 75% of his or her Board of Directors meetings and all of his or her committee meetings.

Controlled Company:

We are a “Controlled Company” as defined in Rule 4350(c)(5) of the Nasdaq Stock Market because Muriel Siebert holds more than 50% of our voting power. As a “Controlled Company” we are not required to have a majority of our Board of Directors comprised of independent directors, a compensation committee comprised solely of independent directors or a nominating committee comprised solely of independent directors.

Audit Committee of the Board of Directors:

The Audit Committee of our Board of Directors currently consists of Ms. Francy, Chairwoman, Mr. Mazzarella, and Ms. Hearn. The Board of Directors has determined that Ms. Francy, Mr. Mazzarella, and Ms. Hearn are “independent” within the meaning of Rule 4200(a)(15) of The Nasdaq Stock Market and within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee held five meetings during 2008.

The Board of Directors has determined that Mr. Mazzarella qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission.

The Audit Committee was established to (i) assist the Board of Directors in its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements and our auditor’s qualifications and independence, (ii) prepare the report of the Audit Committee contained herein, (iii) retain, consider the continued retention and terminate our independent auditors, (iv) approve audit and non-audit services performed by our independent auditors and (v) perform any other functions from time to time delegated by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the website of Muriel Siebert & Co., LLC at https://www.siebertnet.com/html/StartAboutAuditCommittee.aspx.

Compensation Committee of the Board of Directors:

The Compensation Committee of our Board of Directors currently consists of Ms. Macon, Chairwoman, Ms. Francy, Mr. Mazzarella and Ms. Hearn. The Compensation Committee reviews and determines all forms of compensation provided to our executive officers and directors. The Compensation Committee also administers our stock option and other employee benefit plans. The Compensation Committee does not function pursuant to a formal written charter and as a “Controlled Company” is not required to comply with The Nasdaq Stock Market’s independence requirements. The Compensation Committee held four meetings during 2008.

The Compensation Committee evaluates the performance of the Chief Executive Officer in terms of our operating results and financial performance and determines her compensation in connection therewith. For the 2008 fiscal year, our Chief Executive Officer requested that her cash compensation be limited to $150,000. The Compensation Committee determined that the cash compensation for the Chief Executive Officer be $150,000 for the 2008 fiscal year. This amount was unchanged from 2007.

In accordance with general practice in the securities industry, our executive compensation includes base salaries, an annual cash bonus, and stock options and other equity incentives that are intended to align the financial interests of our executives with the returns to our shareholders. The Compensation Committee determines compensation of our executive officers (other than the Chief Executive Officer) after carefully reviewing self-evaluations completed by the executive officers, each executive officer’s business responsibilities, current compensation, the recommendation of our Chief Executive Officer and our financial performance. We did not change the 2008 base salaries of our executive officers from the levels in effect at the end of 2007. After evaluating our financial performance in 2008, our Compensation Committee reduced the cash bonus payments to our Named Executive Officers compared to those awarded in 2007. We did not award any stock options or other equity incentives to our executive officers in 2008.

Nominating Committee of the Board of Directors:

The Nominating Committee of the Board of Directors currently consists of Ms. Hearn, Chairwoman, Ms. Siebert, Ms. Francy and Ms. Macon. The Nominating Committee does not function pursuant to a formal written charter and as a “Controlled Company” is not required to comply with The Nasdaq Stock Market’s independence requirements. The Nominating Committee did not meet in 2008 but acted in 2009 with respect to the recommendation to the Board of Directors of the nomination of each of the directors for re-election at the 2009 Annual Meeting of Shareholders.

The purpose of the Nominating Committee is to identify individuals qualified to become members of our Board of Directors and to recommend to the Board of Directors or the shareholders that such individual be selected for directorship. In identifying and evaluating nominees for director, the Nominating Committee considers each candidate’s experience, integrity, background and skills as well as other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board of Directors.

The Nominating Committee will consider shareholder nominees for election to our Board of Directors. In evaluating such nominations, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees. Any shareholder wishing to recommend a director candidate for consideration by the Nominating Committee must do so by sending written notice to our Secretary at 885 Third Avenue, Suite 1720, New York, New York 10022, no later than January 4, 2010. Such notice must include the recommended candidate’s name, experience, qualifications and biographical data, as well as, information as to whether such candidate would qualify as “independent” within the meaning of Rule 4200(a)(15) of The Nasdaq Stock Market and the applicable rules and regulations of the Securities and Exchange Commission or as an “audit committee financial expert” under applicable rules and regulations of the Securities and Exchange Commission. The submission must be accompanied by a written consent by the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders and a representation that the information with respect to such nominee is truthful and accurate.

Indemnification of Officers and Directors:

We indemnify our executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to us and against liabilities incurred as a result of their service as directors of other corporations when serving at our request. We have a director’s and officer’s liability insurance policy, underwritten by Illinois National Insurance Company, a member of the American International Group, Inc., in the annual aggregate amount of $10 million. As to reimbursements by the insurer of our indemnification expenses, the policy has a $250,000 deductible; there is no deductible for covered liabilities of individual directors and officers.

Annual Shareholders Meeting Attendance Policy:

It is the policy of our Board of Directors that all of our directors are strongly encouraged to attend each annual shareholders meeting. All of our directors attended the 2008 annual meeting of shareholders.

Code of Ethics:	We have adopted a Code of Ethics for Senior Financial Officers applicable to our chief executive officer, chief financial officer, treasurer, controller, principal accounting officer, and any of our other employees performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at www.siebertnet.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management Ownership:

The following table lists share ownership of our common stock as of March 13, 2009. The information includes beneficial ownership by each of our directors, the persons named in the Summary Compensation Table, all directors and executive officers as a group and beneficial owners known by our management to hold at least 5% of our common stock. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such person. Any information in the table on beneficial owners known by management to hold at least 5% of our common stock is based on information furnished to us by such persons or groups and statements filed with the Securities and Exchange Commission.

Name of Beneficial Owner(1)	Shares of Common Stock		Percent of Class
Muriel F. Siebert	20,628,700	(2)	89.9%
Ameen Esmail	25,000	(3)	*
Joseph M. Ramos, Jr.	10,000	(3)	*
Jeanne M. Rosendale	25,000	(3)	*
Daniel Iesu	40,000	(3)	*
Patricia L. Francy	101,000	(4)	*
Leonard M. Leiman	102,000	(4)	*
Jane H. Macon	101,500	(4)	*
Robert P. Mazzarella	140,000	(3)	*
Nancy Peterson Hearn	100,000	(3)	*
Directors and current executive officers as a group (10 persons)	21,273,200	(5)	90.2%
____________________

*	Less than 1%

(1)	The address for each person named in the table is c/o Siebert Financial Corp., 885 Third Avenue, Suite 1720, New York, New York 10022.

(2)	Includes an option to purchase 750,000 shares of our common stock which is currently exercisable.

(3)	Represents options to purchase shares of our common stock which are currently exercisable.

(4)	Includes options to purchase 100,000 shares of our common stock which are currently exercisable.

(5)	Includes options to purchase an aggregate of 1,390,000 shares of our common stock described above which are currently exercisable.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows, for the years ended December 31, 2008 and 2007, the annual compensation paid to or earned by (1) our Chief Executive Officer and, and (2) each of the five most highly compensated individuals who were serving as our executive officers at December 31, 2008, collectively, the “Named Executive Officers”.

     We are not party to an employment agreement with any of our Named Executive Officers. All of our Named Executive Officers are employed at-will.

								Non-qualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
Name and principal		Salary		Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
position	Year	($)		($)	($)	($)(1)	($)	($)	($)	($)
Muriel F. Siebert	2008	150,000		—	—	—	—	—	—	150,000
Chairwoman and President	2007	150,000		—	—	—	—	—	—	150,000

Joseph M. Ramos, Jr.(2)	2008	195,000		98,000	—	—	—	—	—	293,000
Executive Vice President
and Chief Financial Officer	2007	195,000		100,000	—	—	—	—	—	295,000

Ameen Esmail	2008	185,000		88,000	—	—	—	—	—	273,000
Executive Vice President
and Director of Business
Development	2007	185,000		90,000	—	—	—	—	—	275,000

Jeanne M. Rosendale	2008	300,000		145,000	—	—	—	—	—	445,000
Executive Vice President
and General Counsel	2007	300,000		150,000	—	—	—	—	—	450,000

Timothy O’Leary	2008	200,000	(3)	95,000						298,000
Executive Vice President	2007	91,000	(3)	55,000 (3)						146,000

Daniel Iesu	2008	120,000		80,000	—	—	—	—	—	200,000
Secretary	2007	120,000		85,000	—	—	—	—	—	205,000
____________________

(1)	Represents the dollar amount recognized for financial statement reporting in accordance with FAS 123(R).

(2)	Mr. Ramos also serves as Chief Financial Officer of Siebert, Brandford, Shank & Co., L.L.C. and is separately compensated by Siebert Brandford Shank for such services.

(3)	Mr. O’Leary joined the Company in June 2007 and promoted to Executive Vice President in May 2008. His salary increased to $200,000 on December 6, 2007.

Grants of Plan-Based Awards

     Our Compensation Committee did not approve grants of options to purchase our common stock or other equity awards under our 2007 Long-Term Incentive Plan to any of our Named Executive Officers in 2008.

Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth the outstanding equity award holdings of our Named Executive Officers at December 31, 2008.

	OPTION AWARDS					STOCK AWARDS
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market or
			Incentive					Number of	Payout Value
			Plan Awards:				Market	Unearned	of Unearned
	Number of	Number of	Number of			Number	Value of	Shares,	Shares,
	Securities	Securities	Securities			of Shares	Shares or	Units or	Units or
	Underlying	Underlying	Underlying			or Units of	Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option	Option	Stock That	Stock That	Rights That	Rights That
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested (#)
Muriel F. Siebert	750,000	—	—	4.30	4/19/2012	—	—	—	—
Joseph M. Ramos, Jr.	10,000	15,000 (1)	—	2.75	8/17/2016	—	—
Ameen Esmail	25,000 (2)		—	5.06	7/3/2013	—	—	—	—
Jeanne M. Rosendale	20,000	5,000 (3)	—	4.75	5/4/2014	—	—	—	—
Timothy O’Leary	—	—	—	—	—	—	—	—	—
Daniel Iesu	40,000	—	—	5.33	2/27/2011	—	—	—	—
____________________

(1)	These options vested as to 5,000 shares on each of August 17, 2007 and August 17, 2008 and vest as to an additional 5,000 shares on each of August 17, 2009, August 17, 2010 and August 17, 2011. This vesting schedule is accelerated upon a change of control.

(2)	These options became fully vested on July 3, 2008.

(3)	These options vested as to 5,000 shares on each of May 4, 2005, May 4, 2006, May 4, 2007 and May 4, 2008 and vest as to an additional 5,000 shares on May 4, 2009. This vesting schedule is accelerated upon a change of control.

Termination of Employment and Change-in-Control Arrangements

     Employment Agreements. We are not a party to an employment agreement with any Named Executive Officer. All of our Named Executive Officers are employees at-will.

     Option Agreements. The Option Agreements we entered into with each of Mr. Ramos and Ms. Rosendale provide that in the event of a Change of Control of our company (as defined below) the options shall immediately become fully exercisable. A Change of Control means the occurrence of (i) any consolidation or merger in which we are not the surviving entity or pursuant to which shares of our common stock are converted into cash, securities or other property, other than a consolidation or merger in which the holders of our common stock immediately prior to such consolidation or merger own not less than fifty percent of the total voting power of the surviving entity following the merger, (ii) any sale of all or substantially all of our assets, (iii) the approval by our shareholders of any plan of complete liquidation or dissolution or (iv) any person or entity becoming the owner of 50% or more of our common stock. All options to purchase our common stock issued to Ms. Siebert and Mr. Iesu have vested and are fully exercisable.

Compensation of Directors

     During 2008 our non-employee directors received cash compensation of $30,000 for service on our Board of Directors. In addition, during 2008, each of the non-employee directors was awarded a grant of 60,000 stock options under our 2007 Long-Term Incentive Plan. We do not compensate our employees or employees of our subsidiaries for service as directors. The chairs of the Board’s Audit and Compensation Committees and the Audit Committee Financial Expert each receive an additional annual fee of $10,000. Mr. Mazzarella received an additional $25,000 in 2008 for additional responsibilities as a director undertaken at the request of the Board of Directors. Directors’ fees are paid quarterly.

					Change in
	Fees			Non-Equity	Pension
	Earned	Stock	Option	Incentive Plan	Compensation	All Other
	or Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)	($)	($)	($)	($)	($)
Muriel F. Siebert(1)	—	—	—	—	—	—	—
Patricia L. Francy(2)	40,000	—	—	—	—	—	40,000
Leonard M. Leiman	30,000	—	—	—	—	—	30,000
Jane H. Macon(3)	40,000	—	—	—	—	—	40,000
Robert P. Mazzarella(4)	40,000	—	—	—	—	25,000	75,000
Nancy Peterson Hearn	30,000	—	—	—	—	—	30,000
____________________

(1)	Ms. Siebert is the Chairwoman, President and Chief Executive Officer and accordingly does not receive any compensation for her services as a director.

(2)	Ms. Francy is the Chairwoman of the Audit Committee.

(3)	Ms. Macon is the Chairwoman of the Compensation Committee.

(4)	Mr. Mazzarella is the Audit Committee Financial Expert.

Audit Committee Report to Shareholders:

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2008. The Audit Committee has also discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” including our critical accounting policies and our interests, if any, in “off balance sheet” entities. Additionally, the Audit Committee has received the written disclosures and representations from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based on the review and discussions referred to within this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year ended December 31, 2008 be included in Siebert Financial Corp.’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee,
Patricia L. Francy, Chairwoman
Robert P. Mazzarella
Nancy Peterson Hearn

Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.

These executive officers, directors and shareholders are required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the forms furnished to us, we believe that during fiscal 2008 all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     Eisner LLP currently serves as our independent registered public accounting firm. A representative of Eisner LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so, and will respond to appropriate questions from shareholders.

Audit Fees

     Audit Fees. The aggregate fees billed by Eisner LLP for professional services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements were $190,000 and $151,000 for the years ended December 31, 2008 and December 31, 2007, respectively.

      Audit-Related Fees. Eisner LLP did not performed any audit-related services during the years ended December 31, 2008 and December 31, 2007.

     Tax Fees. The aggregate fees billed by Eisner LLP during the years ended December 31, 2008 and December 31, 2007 for tax compliance services totaled $51,000 and $48,000, respectively.

     All Other Fees. The aggregate fees billed by Eisner LLP during the years ended December 31, 2008 and December 31, 2007 for other products and services totaled $56,000 and $36,000, respectively. Other fees during the year ended December 31, 2008 related to the audit of our 401(k) Plan and internal controls. Other fees during the year ended December 31, 2007 related to the audit of our 401(k) Plan and the review of our compliance with the terms and conditions of an agreement with a third party.

     Our Audit Committee has determined that the services described above that were rendered by Eisner LLP are compatible with the maintenance of Eisner LLP independence from our management.

Pre-Approval Policy

     The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairwoman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairwoman informs the Audit Committee of such approval at the next regularly scheduled meeting. All “Audit Fees”, “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

     As set forth in our Amended and Restated Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions.

     Our Code of Ethics for Senior Financial Officers, applicable to our chief executive officer, chief financial officer, controller, treasurer, principal accounting officer and other employees performing similar functions, provides that our Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships and requires them to promptly report and disclose all material facts relating to any such relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest to the Audit

Committee. The Code of Ethics also provides that no Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Audit Committee. Our Code of Ethics does not specify the standards that the Audit Committee would apply to a request for a waiver of this policy.

SHAREHOLDER PROPOSALS FOR THE
2010 ANNUAL MEETING AND COMMUNICATIONS

     If you wish to submit proposals to be presented at the 2010 Annual Meeting of Shareholders, the proposals must be received by us no later than January 4, 2010 to be included in our proxy materials for that meeting.

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors or individual directors as follows. Shareholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary at our principal office at 885 Third Avenue, Suite 1720, New York, New York 10022. Any such communication must contain (i) a representation that the shareholder is a holder of record of our common stock, (ii) the name and address, as they appear on our books, of the shareholder sending such communication and (iii) the number of shares of our common stock that are beneficially owned by such shareholder. The Secretary will forward such communications to the Board of Directors or a specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

OTHER MATTERS

     The Board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented to the shareholders for action at the meeting, the persons named in the enclosed proxies and acting thereunder will have discretion to vote on these matters in accordance with their own judgment.

YOU MAY OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DANIEL IESU, SECRETARY, SIEBERT FINANCIAL CORP., 885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK 10022 OR CALLING 800-872-0711.

By Order of the Board of Directors

Daniel Iesu
Secretary
Dated: April 27, 2009

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT

SIEBERT FINANCIAL CORP. C/O AMERICAN STOCK TRANSFER 6201 15th AVENUE BROOKLYN, NY 11219
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors makes no
recommendation for the following:
1.	Election of Directors

Nominees

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
01	Muriel F. Siebert	02 Patricia L. Francy	03 Leonard M. Leiman	04 Jane H. Macon	05 Robert P. Mazzarella
06	Nancy Peterson Hearn

The Board of Directors does not have a recommendation for voting on the following proposal(s):		For	Against	Abstain

2.	In their discretion on any other business which may properly come before the meeting or any adjournments thereof.	☐	☐	☐

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ALL NOMINEES LISTED IN ITEM (1).

For address change/comments, mark here.			☐
(see reverse for instructions)
	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

ANNUAL MEETING OF SHAREHOLDERS OF
SIEBERT FINANCIAL CORP.

June 4, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

SIEBERT FINANCIAL CORP.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 4, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel Iesu and Patricia L. Francy, and each of them, the proxies of the undersigned, with power of substitution to each of them to vote all shares of Siebert Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Siebert Financial Corp. to be held Thursday, June 4, 2009, at 10:00 A.M., eastern daylight time, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SPACES PROVIDED, THE UNDERSIGNED’S VOTE WILL BE CAST FOR ALL NOMINEES LISTED IN ITEM (1).

              Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side